Interface®

2017 Global Industrial Conference
November 7, 2017

Forward Looking Statements

This presentation contains forward-looking statements, including, in particular, statements about Interface's plans, strategies and prospects. These are based on the Company's current assumptions, expectations and projections about future events.

Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company's control, that could cause actual results to differ materially from management's expectations are discussed under the heading "Risk Factors" included in Item 1A of the Company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements.

Interface®

Jay Gould
President and
Chief Executive Officer

Bruce Hausmann
Vice President and
Chief Financial Officer

Interface

CONTENTS

Global Commercial Flooring Segment

- Commercial Flooring represents a $34 Billion segment with growth aligned to GDP expansion.
- Approximately 20% of hard surface volume is in the high growth resilient category, which includes LVT.
- Carpet Tile represents 13% of global commercial flooring with continued growth above segment rates as it takes share from broadloom and hard surface.

Interface®

GLOBAL COMMERCIAL FLOORING



$24.0B
$10.0B
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other
Rubber
Ceramic Tile
Other Resilient
LVT
Laminate
Wood
Carpet Tile
$4.4B
Broadloom Carpet
$5.6B
Hard
Soft

Source: Management estimates

Global Commercial Flooring Segment

- Carpet tile has captured a large share of soft surface flooring in the office and education segments.
- Other vertical segments represent growth opportunities for carpet tile, particularly hospitality and "living."
- The strongest segments for LVT are multi-residential, office and retail.


GLOBAL COMMERCIAL FLOORING
21%
13%
14%
10%
12%
7%
23%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other
Hard Surface
LVT
Broadloom
Carpet Tile
Office
Education
Retail
Government
Hospitality
Healthcare
Multi-Res

Source: Management estimates

Global Carpet Tile Segment

- 70% of the carpet tile segment is highly influenced by A&D and End Users.
- Dealers influence more commodity portions of demand.

GLOBAL CARPET TILE



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Other
End User
Dealer/Trade
Specified
Office
Education
Retail
Government
Hospitality
Healthcare
Multi-Res

Source: Management estimates

Global Carpet Tile Segment

- 75% of carpet tile demand is driven by renovation versus new build.

Interface®

GLOBAL CARPET TILE



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Renovation
New Build
Office
Education
Retail
Government
Hospitality
Healthcare
Multi-Res

Source: Management estimates

Global Carpet Tile Segment Share

- Interface maintains the largest share of the $4.4B global carpet tile segment at approximately 22%.

GLOBAL CARPET TILE SEGMENT



Interface
22%
All Other
78%

Source: Management estimates

Interface

CONTENTS

- Industry Overview
- Interface Positioning
- Value Creation Strategy
- Financial Results

Carpet Tile

BENEFITS OF MODULAR CARPET

- Creative design freedom
- No glue, no pad
- LOWER COST to change
- Produces LESS WASTE
- FASTER and more PROFITABLE INSTALLATION for contractors
- Easier to RECONFIGURE and MAINTAIN
- Easily RECYCLED and REPURPOSED
- Superior ACOUSTICAL properties



Interface®

Modular Resilient Flooring

INTERFACE LUXURY VINYL TILE (LVT) is our first modular resilient flooring offering to complement our carpet tile products

- Entrance into high growth LVT market
- Integrates soft and hard surfaces into flooring design
- Complements and enhances our carpet tile portfolio
  - True modular loose lay installation
  - No transition strips needed
  - Same sizes as our carpet tiles
  - High acoustic value





Brand Love: Recognized Leadership

- Interface has the Leading **Net Promoter Score** in the **U.S., Europe and Asia** indicating a consistently high quality customer experience around the globe

#3 Global Sustainability Leader
Globescan SustainAbility Survey 2017

U.S. Secretary of State's Award for Corporate Excellence
for Sustainable Oceans Management

"Best Company"
Ethical Corporation

#1 Green Leader
Floor Focus Top 250 Design Survey 2017

"Organisation of the Year"
ENDS Environmental Impact Awards 2017

"Best Workplace Flooring" for Human Connections
Interior Design magazine HiP Awards 2017

"Best of Year" Award for Equal Measure
Flooring: Carpet/Modular category
Interior Design magazine

#1 Kudos
Floor Focus Top 250 Design Survey 2017

"Sustainable Business of the Year"
edie's 2017 Sustainability Leaders Awards

Gold Innovation Award for World Woven
IIDEXCanada

Sustainability Leadership

- Interface is the only company with a sustained presence on the Globescan SustainAbility Survey list of Sustainability Leaders for 20 years

SUSTAINABILITY LEADERS – GLOBESCAN SUSTAINABILITY SURVEY


1997
1998
1999
2000
2001
2002
2004
2005
2006
2007
2009
2010
2011
2012
2013
2014
2015
2016
2017
Unilever
Patagonia
Interface
IKEA
Tesla
Natura
M&S
Nestle

Customer Intimacy: Global Account Management with Local Reach



30
259
221
22
40
28
24
49

◆ Showrooms

Sales & Marketing Associates

GLOBAL SALES & MARKETING RESOURCES
- 600+ Interface Sales & Marketing Associates
- 31 Showrooms (10 Americas, 8 EMEA, 13 Asia-Pacific)

GLOBAL ACCOUNT MANAGEMENT
- Contract Maintenance
- Business Intelligence
- Merchandising & Marketing
- Business Development

Note: Employee figures represent FYE 2016

Supply Chain Excellence: Global Manufacturing



N. Ireland
Netherlands
LaGrange, Georgia
Shanghai, China
Bangkok, Thailand
NSW, Australia
AMERICAS
Sales 59%
Production 47%
EMEA
Sales 26%
Production 34%
ASIA-PACIFIC
Sales 15%
Production 19%
Manufacturing Facility

Note: Sales and Production figures represent FYE 2016

Interface Sales Profile

Interface



BILLINGS BY GEOGRAPHY
59%
26%
8%
7%
Americas
EMEA
Australia
Asia



BILLINGS BY END USE MARKET
59%
13%
8%
6%
5%
4%
4%
1%
Office
Education
Retail
Hospitality
Government
Healthcare
Consumer
Multi-Residential

Data as of FYE 2016

Interface

CONTENTS

Value Creation Strategy

Interface will become the world's most valuable interior products & services company by 2020

Sustainability Leadership

Environmental Stewardship

Grow Revenue at 2x the Industry

- Target 3-4% Core Growth
- Target $100m LVT Business

Building Industry Leading Gross Margins to Fuel Growth

- Target 40% Gross Profit Margin

Maintain SG&A: Repurpose then Reinvest in Brand Building

- Target SG&A at 26% of Net Sales

Deliver Best-in-Class Operating Margins and EPS Growth

- Target 13-15% Operating Income Margin

Strategic Pillars

Grow the Core Carpet Tile Business	Develop a Modular Resilient Flooring Business	Execute Supply Chain Productivity	Control SG&A Spend
▪ Enhance salesforce productivity ▪ Segmentation ▪ Product portfolio strategy ▪ Innovation Vectors and New Product Development funnel ▪ Expand dealer/ distributor channel	▪ Penetrate the high growth LVT segment ▪ Offer integrated soft and hard surface solutions ▪ Introduce innovative new products	▪ Execute Troup Co. Optimization plan ▪ Implement a low cost yarn strategy ▪ Execute productivity pipeline initiatives	▪ Repurpose spend from exited FLOR Specialty Retail ▪ Effectively control spending

Lead a World-Changing Sustainability Movement Centered Around Mission Zero and Climate Take Back

Interface®

Revenue Growth

- Organic net sales are up 3% year-to-date through Q3'17
- Q3'17 organic net sales were up 4% versus Q3'16 with growth balanced between carpet tile and LVT
- Organic orders have grown sequentially during the year with orders up 7% in Q3'17 versus Q3'16

ORGANIC NET SALES*
($ in millions)



3% Growth
$750
$700
$650
$600
$550
$500
$705
$727
YTD Q3 2016
YTD Q3 2017

2017 YEAR-OVER-YEAR
ORGANIC ORDER GROWTH

Q1	Q2	Q3
4%	6%	7%

* See Appendix for a reconciliation on Non-GAAP figures

Gross Margin Expansion

- Gross margin continues to improve as we implement productivity initiatives and diversify our product portfolio
- Troup County Optimization efforts are driving productivity results
- LVT margins are accretive

GROSS MARGIN
(Gross Profit as a % of Net Sales)



39%
37%
35%
33%
33.9%
38.2%
38.5%
38.9%
2014
2015
2016
YTD Q3 2017

Interface®

SG&A Management

- Effective SG&A management has driven down SG&A as a percent of Net Sales
- We've repurposed spend following restructuring activities in Q4'16 and Q1'17 and exiting FLOR specialty retail
- We will continue to manage spend while investing in brand building activities with positive ROI



SG&A % of NET SALES
(SG&A Expense as a % of Net Sales)
28%
27%
26%
25%
25.6%
26.9%
27.5%
27.1%
2014
2015
2016
YTD Q3 2017

Profitability

- Solid sales growth, productivity enhancements and effective spend management is generating sustainable margin expansion



OPERATING MARGIN*
(Adjusted Operating Income as a % of Net Sales)
12%
11%
10%
9%
8%
7%
8.2%
11.3%
10.9%
11.9%
2014
2015
2016
YTD Q3 2017

* See Appendix for a reconciliation on Non-GAAP figures

Earnings Per Share

- Our value creation strategy is generating double digit EPS growth


EARNINGS PER SHARE*
(Adjusted Diluted Earnings Per Share)
24% CAGR
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.62
$1.10
$1.03
$1.13
2014
2015
2016
LTM
Q3 2017

** See Appendix for a reconciliation on Non-GAAP figures*

Interface

CONTENTS

- Industry Overview
- Interface Positioning
- Value Creation Strategy
- Financial Results

Quarterly and Year-to-Date Results

Interface®

($ in millions)	Third Quarter			Year to Date		
	2017	2016	Change	2017	2016	Change
Net Sales	$257.4	$248.3	3.7%	$730.2	$719.1	1.5%
Gross Profit	98.5	92.9	6.1%	284.2	278.7	2.0%
% of Net Sales	*38.3%*	*37.4%*	*87 bps*	*38.9%*	*38.8%*	*17 bps*
Adjusted Operating Income	30.9	25.7	20.1%	86.6	78.6	10.2%
% of Net Sales	*12.0%*	*10.4%*	*164 bps*	*11.9%*	*10.9%*	*93 bps*
Adjusted Net Income	19.4	15.9	22.2%	53.6	49.5	8.4%
% of Net Sales	*7.6%*	*6.4%*	*115 bps*	*7.3%*	*6.9%*	*47 bps*
Adjusted EPS (Diluted)	$0.32	$0.25	29.8%	$0.86	$0.76	13.3%

** See Appendix for a reconciliation on Non-GAAP figures*

Capital Structure

ENDING CASH BALANCE
($ in millions)



$200
$160
$120
$80
$40
$0
$55
$76
$166
$78
2014
2015
2016
Q3 2017

TOTAL DEBT
($ in millions)



$400
$300
$200
$100
$0
$263
$214
$270
$235
2014
2015
2016
Q3 2017

NET DEBT*
($ in millions)



$300
$200
$100
$0
$208
$138
$105
$156
2014
2015
2016
Q3 2017

Net Debt/ EBITDA*	1.8x	0.9x	0.7x	1.0x

NET DEBT* / TOTAL CAPITAL



50%
40%
30%
20%
10%
0%
37%
25%
17%
28%
2014
2015
2016
Q3 2017

* See Appendix for a reconciliation on Non-GAAP figures

Capital Allocation

- Our operating cash flow and capital structure allow us to fund share repurchases and regular quarterly dividends while continuing to reinvest in the business
- We've completed $81 million of share repurchases in 2017 through Q3 and are on track to execute the remaining $50 million of authorized repurchases in our current share repurchase program over the next year



CASH FLOW (YTD 2017)
($ in millions)
$165.7
$67.9
($43.5)
($22.8)
($81.1)
($11.6)
$3.5
$78.1
Cash January 1, 2017
Cash from Operations
Debt Borrowings/ (Repayment)
Capex
Share Repurchases
Dividends
Other
Cash October 1, 2017

Investment Highlights

Interface

- Interface is a leading global provider of modular flooring solutions for the commercial segment
  - Global share leader in the $4.4 billion carpet tile segment which continues the secular shift away from broadloom carpet
  - Entering the high growth resilient flooring segment with innovative products & integrated design solutions, expands served base by 50%
  - 50+% of business outside of the U.S.
  - 40+% of business outside of the Office segment, including high growth Hospitality & Education segments
  - $34 billion Global commercial flooring demand with trends favoring modularity and sustainability

- Interface is the most valuable brand in the flooring category
  - Award-winning design, service and innovation
  - Recognized leader in sustainability
  - Strongest Net Promoter Scores amongst A&D, Dealers and End Users

- Interface has the strongest global sales and marketing capabilities
  - Over 600 sales & marketing professionals
  - Sales in over 120 countries around the world
  - Direct selling focus on A&D specification
  - Global account management to serve key end users

- Interface has a global manufacturing footprint and industry-leading gross margins
  - Six manufacturing locations on four continents featuring unique blend of efficiency and customization
  - Global supply chain management & core processes to support global customers
  - Gross Margins of 38+%, Adjusted Operating Income Margins of 11+%

- Interface has a highly engaged, customer-centric culture that is focused on high performance and is galvanized around a common sustainability mission

QUESTIONS?

Appendix: Reconciliation of Non-GAAP Figures

Interface

NET DEBT

($ in millions)	2014	2015	2016	Q3 2017
Total Debt	$263.3	$213.5	$270.3	$234.5
Less: Cash	(54.9)	(75.7)	(165.7)	(78.1)
Net Debt	**$208.4**	**$137.8**	**$104.7**	**$156.4**

ORGANIC NET SALES

($ in millions)	Q3 2016	Q3 2017	YTD Q3 2016	YTD Q3 2017
Net Sales, As Reported	$248.3	$257.4	$719.1	$730.2
Plus/Less: Impact of Changes in Foreign Currency	-	(4.0)	-	1.0
Less: Specialty Retail Sales	(4.3)	-	(13.8)	(4.7)
Net Sales Excluding Specialty Retail and with Foreign Currency Held Neutral (Organic Net Sales)	**$244.0**	**$253.4**	**$705.3**	**$726.5**

ADJUSTED OPERATING INCOME and EBITDA

($ in millions)	2014	2015	2016	LTM Q3 2017	Q3 2016	Q3 2017	YTD Q3 2016	YTD Q3 2017
Operating Income	$70.3	$113.6	$84.9	$85.7	$25.7	$30.9	$78.6	$79.3
Plus: Restructuring Charge	12.4	-	19.8	27.1	-	-	-	7.3
Adjusted Operating Income	**$82.7**	**$113.6**	**$104.7**	**$112.7**	**$25.7**	**$30.9**	**$78.6**	**$86.6**
Depreciation & Amortization	$34.7	$44.8	$36.5	$37.3	$8.6	$10.4	$25.9	$26.7
EBITDA	**$117.4**	**$158.3**	**$141.2**	**$150.1**	**$34.3**	**$41.4**	**$104.4**	**$113.3**
Net Debt / EBITDA	**1.8x**	**0.9x**	**0.7x**	**1.0x**				

ADJUSTED NET INCOME

($ in millions)	2014	2015	2016	LTM Q3 2017	Q3 2016	Q3 2017	YTD Q3 2016	YTD Q3 2017
Net Income	$24.8	$72.4	$54.2	$53.6	$15.9	$19.4	$49.5	$48.9
Plus: Restructuring Charge	8.7	-	13.1	17.8	-	-	-	4.7
Plus: Debt Expenses	7.7	-	-	-	-	-	-	-
Adjusted Net Income	**$41.2**	**$72.4**	**$67.3**	**$71.4**	**$15.9**	**$19.4**	**$49.5**	**$53.6**

ADJUSTED DILUTED EPS

	2014	2015	2016	LTM Q3 2017	Q3 2016	Q3 2017	YTD Q3 2016	YTD Q3 2017
Diluted EPS from Continuing Operations	$0.37	$1.10	$0.83	$0.86	$0.25	$0.32	$0.76	$0.78
Plus: Restructuring Charges	0.13	-	0.20	0.28	-	-	-	0.07
Plus: Debt Expenses	0.12	-	-	-	-	-	-	-
Adjusted Diluted EPS from Continuing Operations	**$0.62**	**$1.10**	**$1.03**	**$1.13**	**$0.25**	**$0.32**	**$0.76**	**$0.86**